UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,

v.

REED J. KILLION,
JEFFREY W. TOMZ, and
UNI-PIXEL, INC.,

Defendants.

Case No.: 4:16-cv-621

FINAL JUDGMENT AS TO DEFENDANT UNI-PIXEL, INC.

The Securities and Exchange Commission having filed a Complaint and Defendant Uni-Pixel, Inc. having entered a general appearance; consented to the Court's jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction and except as otherwise provided herein in paragraph IX); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of

interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a) to employ any device, scheme, or artifice to defraud;

(b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant's officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the "Securities Act") [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a) to employ any device, scheme, or artifice to defraud;

(b) to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements

made, in light of the circumstances under which they were made, not misleading; or

(c) to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant's officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

III.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Uni-Pixel, Inc. is permanently restrained and enjoined from filing with the Commission any periodic report pursuant to Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 13a-1, 13a-11, 13a-13 and 12b-20 promulgated thereunder [17 C.F.R. §§ 240.13a-1, 240.13a-11, 240.13a-13, and 240.12b-20], which contains any untrue statement of material fact, or which omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which fails to comply in any material respect with the requirements of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and the rules and regulations thereunder.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant's officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or

participation with Defendant or with anyone described in (a).

IV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Uni-Pixel, Inc. is permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)] by failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant's officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

V.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Uni-Pixel, Inc. is permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(B)] by failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that:

(a) transactions are executed in accordance with management's general or specific authorization;

(b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (ii) to maintain accountability for assets;

(c) access to assets is permitted only in accordance with management's general or specific authorization; and

(d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant's officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

VI.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall pay a civil penalty in the amount of $750,000 to the Securities and Exchange Commission pursuant to Section 20(d) of the Securities Act and Section 21(d)(3) of the Exchange Act. Defendant shall make this payment pursuant to the terms of the payment schedule set forth in paragraph VII below after entry of this Final Judgment.

Defendant may transmit payment electronically to the Commission, which will provide detailed ACH transfer/Fedwire instructions upon request. Payment may also be made directly from a bank account via Pay.gov through the SEC website at http://www.sec.gov/about/offices/ofm.htm. Defendant may also pay by certified check, bank cashier's check, or United States postal money order payable to the Securities and Exchange Commission, which shall be delivered or mailed to

Enterprise Services Center

Accounts Receivable Branch
6500 South MacArthur Boulevard
Oklahoma City, OK 73169

and shall be accompanied by a letter identifying the case title, civil action number, and name of this Court; Uni-Pixel, Inc. as a defendant in this action; and specifying that payment is made pursuant to this Final Judgment.

Defendant shall simultaneously transmit photocopies of evidence of payment and case identifying information to the Commission's counsel in this action. By making this payment, Defendant relinquishes all legal and equitable right, title, and interest in such funds and no part of the funds shall be returned to Defendant. The Commission shall send the funds paid pursuant to this Final Judgment to the United States Treasury. Defendant shall pay post judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961.

VII.

Uni-Pixel shall pay the total amount of civil penalty due of $750,000 in twelve installments to the Commission according to the following schedule:

(1) $20,000, within 14 days of entry of this Final Judgment;

(2) $20,000, within 104 days of entry of this Final Judgment;

(3) $30,000, within 194 days of entry of this Final Judgment;

(4) $45,000, within 284 days of entry of this Final Judgment;

(5) $60,000, within 374 days of entry of this Final Judgment;

(6) $70,000, within 464 days of entry of this Final Judgment;

(7) $80,000, within 554 days of entry of this Final Judgment;

(8) $80,000, within 644 days of entry of this Final Judgment;

(9) $80,000, within 734 days of entry of this Final Judgment;

(10) $85,000, within 824 days of entry of this Final Judgment;

(11) $90,000, within 914 days of entry of this Final Judgment;

(12) $90,000, within 1004 days of entry of this Final Judgment;

Payments shall be deemed made on the date they are received by the Commission and shall be applied first to post judgment interest, which accrues pursuant to 28 U.S.C. § 1961 on any unpaid amounts due Defendant Uni-Pixel Inc.'s final installment payment due on or before the 1004th day following the entry of Final Judgment. Prior to making the final payment set forth herein, Uni-Pixel, Inc. shall contact the staff of the Commission for the amount due for the final payment.

If Uni-Pixel, Inc. fails to make any payment by the date agreed and/or in the amount agreed according to the schedule set forth above, all outstanding payments under this Final Judgment, including post-judgment interest, minus any payments made, shall become due and payable immediately at the discretion of the staff of the Commission without further application to the Court.

VIII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

IX.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

X.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.

Dated: March 16, 2016

Ewing Werlein, Jr.

EWING WERLEIN, JR.
UNITED STATES DISTRICT JUDGE